UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 26, 2014

ANADIGICS, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________

Delaware (State or Other Jurisdiction of Incorporation)	0-25662 (Commission File Number)	22-2582106 (IRS Employer Identification No.)

141 Mt. Bethel Road Warren, New Jersey (Address of Principal Executive Offices)	07059 (Zip Code)

(908) 668-5000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities

On June 26, 2014, ANADIGICS, Inc. (the “Company”) announced a restructuring plan to lower its operating costs and better align resources to address growth opportunities in rapidly expanding infrastructure markets.  The plan includes expanding the Company’s presence in the infrastructure space and reducing the fixed costs associated with the legacy mobile business through a resizing of the Company’s staff and manufacturing capability.  The plan is currently anticipated to be complete by the end of 2014.

In connection with the plan, a workforce reduction will eliminate approximately 140 positions throughout the Company or approximately 30%.  The Company expects to record a restructuring charge totaling approximately $7.3 million, comprised of a cash workforce restructuring charge of approximately $2.3 million and a non-cash charge of approximately $5.0 million for fixed asset and inventory write downs.  The restructuring charge is expected to be expensed in the second and third quarters of 2014.  The Company expects approximately $2.3 million of the total charge to be in the form of cash expenditures, substantially all of which is expected to be paid out in the third quarter of 2014.  The Company expects the changes, when completed, to result in annualized operating cost savings of approximately $15.0 million, comprised of approximately $5.0 million through a decrease of manufacturing costs and approximately $10.0 million through a decrease in operating costs.

A copy of the press release announcing the plan is provided as Exhibit 99.1 to this Current Report, and is incorporated into this item by reference.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated June 26, 2014

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Form 8-K are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in the Company’s press releases and in the Company’s Securities and Exchange Commission filings.  The Company undertakes no obligation to update any forward looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2014

ANADIGICS, INC. /s/ Ronald Michels By: Ronald Michels Chairman and Chief Executive Officer